                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 --------------

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               MIDWAY GAMES INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                                                             22-2906244
-------------------------------------------------------------------------------
(State of incorporation or organization)   (I.R.S. Employer Identification No.)


3401 NORTH CALIFORNIA AVENUE
CHICAGO, ILLINOIS                                                         60618
-------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


If this form relates to the registration of a class of      If this form relates to the registration of a
debt securities and is effective upon filing pursuant to    class of debt securities and is to become
General Instruction A(c)(1) please check the following      effective simultaneously with the effectiveness of
box.  [ ]                                                   a concurrent  registration statement under the
                                                            Securities Act of 1933 pursuant to General
                                                            Instruction A(c)(2) please check the following
                                                            box.  [ ]

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                                        Name of each exchange on which
         to be so registered                                        each class is to be registered
         -------------------                                        ---------------------------------------
         COMMON STOCK, PAR VALUE $.01 PER SHARE                     NEW YORK STOCK EXCHANGE

         STOCK PURCHASE RIGHTS PURSUANT TO                          NEW YORK STOCK EXCHANGE
           STOCKHOLDER RIGHTS AGREEMENT

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
-------------------------------------------------------------------------------
                                (Title of Class)

Item 1.          Description of Registrant's Securities to be Registered

                 The description of the Registrant's Common Stock, par value $.01 per share, and the Registrant's Stock Purchase Rights pursuant to the Rights Agreement dated as of October 24, 1996 between the Registrant and The Bank of New York are incorporated by reference to information set forth under the heading "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on September 13, 1996, as amended on October 4, 1996 and October 18, 1996 (File No. 333-11919) (the "Form S-1").

Item 2.          Exhibits

                 2.1 Rights Agreement dated as of October 24, 1996 between the Registrant and The Bank of New York, incorporated herein by reference to Exhibit 2.1 to the Form S-1.

                 2.2 Form of Certificate of Designations of Series A Preferred Stock (included as Exhibit A to Exhibit 2.1), incorporated herein by reference to Exhibit 2.2 to the Form S-1.

                 2.3 Specimen Form of Rights Certificate (included as Exhibit B to Exhibit 2.1), incorporated herein by reference to Exhibit 2.3 to the Form S-1.

                 2.4      Summary of Rights Plan (included as Exhibit C to
                          Exhibit 2.1), incorporated herein by reference to
                          Exhibit 2.4 to the Form S-1.

                 3.1 Form of Amended and Restated Certificate of Incorporation of the Registrant, incorporated herein by reference to Exhibit 3.1 to the Form S-1.

                 3.2 Form of Amended and Restated By-laws of the Registrant, incorporated herein by reference to
                          Exhibit 3.2 to the Form S- 1.

                 4.1 Specimen of Common Stock Certificate, incorporated herein by reference to Exhibit 4.1 to the Form S-1.

                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                  MIDWAY GAMES INC.



                                  By:      /s/ Neil D. Nicastro
                                     -------------------------------------
                                       Neil D. Nicastro
                                       President and Chief Executive Officer


Dated:  October 25, 1996





                                       3